EXHIBIT 99.1
                                 ------------

                           Computational Materials



                                       msm04-4  -- 3A
Morgan Stanley
Balance      $52,613,000.00   Delay           24            WAC(3)   5.348643105    WAM(3)   174
Coupon       5.000            Dated           08/01/2004    NET(3)   5.09496        WALA(3)  5
Settle       08/31/2004       First Payment   09/25/2004



----------------------------------------------------------------------------------------------------------------------------------
      Price             25             50         75         100            125         150          175            200

                              Yield         Yield    Yield       Yield           Yield       Yield       Yield            Yield
                100-07         4.94          4.91     4.89        4.85            4.82        4.78         4.73           4.69
                100-11         4.92          4.88     4.85        4.81            4.76        4.72         4.66           4.61
                100-15         4.89          4.85     4.81        4.77            4.71        4.66         4.59           4.53
                100-19         4.87          4.82     4.78        4.72            4.66        4.59         4.52           4.45
                100-23         4.84          4.79     4.74        4.68            4.61        4.53         4.45           4.37
                100-27         4.82          4.76     4.70        4.64            4.56        4.47         4.38           4.29
                100-31         4.79          4.74     4.67        4.59            4.51        4.41         4.31           4.21
                101-03         4.77          4.71     4.63        4.55            4.46        4.36         4.24           4.13
                101-07         4.75          4.68     4.60        4.51            4.41        4.30         4.17           4.05
                101-11         4.72          4.65     4.56        4.46            4.36        4.24         4.11           3.97
                101-15         4.70          4.62     4.52        4.42            4.30        4.18         4.04           3.89


                   WAL         6.39          5.04     4.05        3.30            2.73        2.29         1.94           1.68
              Mod Durn         5.08          4.13     3.41        2.85            2.41        2.06         1.78           1.55
      Principal Window        Sep04 -       Sep04 -  Sep04 -     Sep04 -         Sep04 -     Sep04 -      Sep04 -        Sep04 -
                              Mar19         Mar19    Mar19       Mar19           Mar19       Mar19        Jul13          Nov10
----------------------------------------------------------------------------------------------------------------------------------
             LIBOR_1MO        1.625         1.625    1.625       1.625           1.625       1.625        1.625          1.625
----------------------------------------------------------------------------------------------------------------------------------
                Prepay       25 PPC        50 PPC   75 PPC     100 PPC         125 PPC     150 PPC      175 PPC        200 PPC
----------------------------------------------------------------------------------------------------------------------------------










This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities confor ming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Pri vate Placement Memorandum , as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, t his information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impa ct on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relati ng to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. T o our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representat ive about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                              msm04-4   --   1A4
Morgan Stanley
Balance     $10,000,000.00   Delay           24             WAC(1)    6.100108624       WAM(1)     353
Coupon      5.500            Dated           08/01/2004     NET(1)    5.830568          WALA(1)    6
Settle      08/31/2004       First Payment   09/25/2004



----------------------------------------------------------------------------------------------------------------------------------
      Price             25             50         75         100            125         150          175            200

                              Yield        Yield     Yield       Yield           Yield       Yield       Yield            Yield
                 99-30        5.51         5.46      5.38        5.41            5.33        5.25         5.17           5.10
                100-02        5.49         5.41      5.31        5.35            5.24        5.13         5.02           4.92
                100-06        5.47         5.37      5.24        5.29            5.14        5.00         4.87           4.74
                100-10        5.45         5.33      5.17        5.23            5.05        4.88         4.72           4.56
                100-14        5.43         5.29      5.11        5.17            4.96        4.76         4.57           4.39
                100-18        5.41         5.25      5.04        5.11            4.87        4.64         4.42           4.21
                100-22        5.39         5.21      4.97        5.05            4.78        4.52         4.27           4.03
                100-26        5.37         5.17      4.90        4.99            4.69        4.39         4.12           3.85
                100-30        5.34         5.13      4.83        4.93            4.60        4.27         3.97           3.67
                101-02        5.32         5.08      4.76        4.87            4.50        4.15         3.82           3.50
                101-06        5.30         5.04      4.69        4.81            4.41        4.03         3.67           3.32


                   WAL        8.20         3.58      1.98        2.31            1.45        1.07         0.86           0.72
              Mod Durn        6.00         3.00      1.79        2.07            1.36        1.02         0.82           0.70
      Principal Window       Sep04 -      Sep04 -   Sep04 -     Sep04 -         Sep04 -     Sep04 -      Sep04 -        Sep04 -
                             May19        Aug13     Jan10       May17           May07       Jul06        Jan06          Oct05
----------------------------------------------------------------------------------------------------------------------------------
             LIBOR_1MO       1.625        1.625     1.625       1.625           1.625       1.625        1.625          1.625
----------------------------------------------------------------------------------------------------------------------------------
                Prepay      25 PPC       50 PPC    75 PPC     100 PPC         125 PPC     150 PPC      175 PPC        200 PPC
----------------------------------------------------------------------------------------------------------------------------------










This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities confor ming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Pri vate Placement Memorandum , as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, t his information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impa ct on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relati ng to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. T o our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representat ive about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                        msm04-4  --  2A
Morgan Stanley
Balance   $96,236,000.00     Delay          24                WAC(2)       6.826572401       WAM(2)     352
Coupon    6.570              Dated          08/01/2004        NET(2)       6.57              WALA(2)      8
Settle    08/31/2004         First Payment  09/25/2004




----------------------------------------------------------------------------------------------------------------------------------
      Price             25             50         75         100            125         150          175            200

                              Yield        Yield     Yield       Yield           Yield       Yield       Yield           Yield
               104-00+        6.03         5.80      5.55        5.26            4.94        4.59         4.20           3.80
               104-04+        6.02         5.78      5.52        5.22            4.90        4.53         4.13           3.72
               104-08+        6.00         5.76      5.49        5.18            4.85        4.48         4.07           3.65
               104-12+        5.98         5.74      5.46        5.15            4.80        4.42         4.00           3.57
               104-16+        5.97         5.71      5.43        5.11            4.76        4.37         3.94           3.50
               104-20+        5.95         5.69      5.40        5.07            4.71        4.31         3.87           3.42
               104-24+        5.93         5.67      5.37        5.04            4.67        4.26         3.81           3.35
               104-28+        5.92         5.65      5.34        5.00            4.62        4.21         3.74           3.27
               105-00+        5.90         5.62      5.31        4.96            4.58        4.15         3.68           3.20
               105-04+        5.88         5.60      5.28        4.93            4.53        4.10         3.61           3.12
               105-08+        5.87         5.58      5.25        4.89            4.49        4.04         3.55           3.05


                   WAL       11.54         7.51      5.28        3.93            3.05        2.44         2.00           1.69
              Mod Durn        7.17         5.27      4.05        3.22            2.63        2.18         1.83           1.57
      Principal Window       Sep04 -       Sep04 -   Sep04 -     Sep04 -        Sep04 -     Sep04 -      Sep04 -        Sep04 -
                             May34         May34     May34       May34          May34       May34        Apr13          Oct10
-----------------------------------------------------------------------------------------------------------------------------------
             LIBOR_1MO       1.625         1.625     1.625       1.625          1.625       1.625        1.625          1.625
-----------------------------------------------------------------------------------------------------------------------------------
                Prepay      25 PPC        50 PPC    75 PPC     100 PPC        125 PPC     150 PPC      175 PPC        200 PPC
-----------------------------------------------------------------------------------------------------------------------------------












This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities confor ming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Pri vate Placement Memorandum , as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, t his information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impa ct on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relati ng to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. T o our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representat ive about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                          msm04-4  --  2A
Morgan Stanley
Balance      $96,236,000.00    Delay              24             WAC(2)      6.826572401      WAM(2)   352
Coupon       6.570             Dated              08/01/2004     NET(2)      6.57             WALA(2)  8
Settle       09/15/2004        First Payment      09/25/2004



----------------------------------------------------------------------------------------------------------------------------------
      Price             25             50         75         100            125         150          175            200

                              Yield        Yield     Yield       Yield           Yield       Yield       Yield           Yield
           103.8203125        6.06         5.85      5.60        5.33            5.03        4.70         4.33           3.96
           103.9453125        6.05         5.82      5.57        5.29            4.98        4.64         4.26           3.88
           104.0703125        6.03         5.80      5.54        5.26            4.94        4.59         4.20           3.80
           104.1953125        6.01         5.78      5.51        5.22            4.89        4.53         4.13           3.73
           104.3203125        5.99         5.75      5.48        5.18            4.85        4.48         4.07           3.65
           104.4453125        5.98         5.73      5.45        5.14            4.80        4.42         4.00           3.58
           104.5703125        5.96         5.71      5.42        5.11            4.76        4.37         3.94           3.50
           104.6953125        5.95         5.69      5.40        5.07            4.71        4.32         3.87           3.43
           104.8203125        5.93         5.66      5.37        5.03            4.67        4.26         3.81           3.35
           104.9453125        5.91         5.64      5.34        5.00            4.62        4.21         3.74           3.28
           105.0703125        5.90         5.62      5.31        4.96            4.58        4.15         3.68           3.20


                   WAL       11.55         7.53      5.30        3.95            3.07        2.46         2.01           1.70
              Mod Durn        7.19         5.29      4.07        3.24            2.64        2.19         1.84           1.59
      Principal Window       Oct04 -      Oct04 -   Oct04 -     Oct04 -         Oct04 -     Oct04 -      Oct04 -        Oct04 -
                             May34        May34     May34       May34           May34       May34        Apr13          Oct10
-----------------------------------------------------------------------------------------------------------------------------------
             LIBOR_1MO       1.625        1.625     1.625       1.625           1.625       1.625        1.625          1.625
-----------------------------------------------------------------------------------------------------------------------------------
                Prepay      25 PPC       50 PPC    75 PPC     100 PPC         125 PPC     150 PPC      175 PPC        200 PPC
-----------------------------------------------------------------------------------------------------------------------------------








This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities confor ming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Pri vate Placement Memorandum , as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, t his information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assum ptions may have been made in this analysis which have resulted in any returns detailed herein. No representati on is made that any returns indicated will be achieved. Changes to the assumptions may have a material impa ct on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relati ng to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. T o our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representat ive about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINE D BY THE U.K. SECURITIES AND FUTURES AUTHORITY.